Exhibit 10.48

SENIOR CONVERTIBLE BRIDGE NOTE

$100,000.00	January 14, 2011

New York, New York

FOR VALUE RECEIVED, Passport Brands, Inc., a Delaware corporation with an address at 252 W. 37th St. 6th Floor, New York, NY 10018  (hereinafter referred to as "Maker") hereby promises to pay to the order of Ernest K. Jacquet an individual with an address at 2600 N. Flagler Drive, Suite 909, West Palm Beach, FL 33407 (hereinafter referred to as the "Lender") the principal sum of One Hundred Thousand Dollars ($100,000.00) (the "Loan") and shall pay interest on the outstanding principal sum at the rate of ten percent (10%) per annum. During the existence of an Event of Default (as defined below), the default rate of interest will be 20% per annum.

The entire principal balance, all accrued and unpaid interest, and all other sums due under this Note shall be due and payable to Lender on July 31, 2011 (the "Maturity Date").

Financing Fee. The Lender shall receive a Financing Fee of 10% of the principal amount ($10,000) when this Note is repaid.

This Note is pre-payable at any time without penalty or premium.

Notwithstanding anything to the contrary contained herein, upon the occurrence of any one or more of the following (an "Event of Default"):

(a)            failure by Maker to pay Lender any sum due hereunder within 90 days after the date due;
(b)            the dissolution or liquidation of Maker; institution of any proceedings by or against Maker under any bankruptcy, insolvency, debt adjustment, debtor rehabilitation or similar statute, state or federal, the appointment of a judicial officer or representative for Maker or Maker's property, including without limitation, a receiver, trustee, conservator, liquidator, sequestrator, custodian, or other similar or dissimilar judicial officer or representative, and such appointment or any involuntary proceeding continues undismissed or unstayed for a period of sixty (60) days;

then at the sole option and discretion of Lender, and without further demand or notice of any kind, the total obligation of Maker hereunder to pay interest and principal and other amounts hereunder shall become immediately due and payable and Lender shall have the immediate right to exercise all rights of a lender to recover all sums due.

At any time while any portion of the principal or interest of this Note is outstanding, Lender may give Maker written notice of its intention to convert the outstanding principal and accrued but unpaid interest on this Note, in whole and not in part, into shares of Maker’s common stock, par value $0.0001 per share (the “Common Stock”), based upon a pre-money equity valuation (prior to the issuance of this Note and other similar notes of Maker on or about the date hereof) of Maker of $15,000,000.  Upon receipt of the Lender’s written notice and the original of this Note, Maker shall cause certificates representing those shares to be delivered to the Lender within ten business days of Maker’s receipt of such notice and the original of this Note.  The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the date the applicable conversion notice is given and the original of this Note is delivered to Maker.  No fractional shares of Common Stock shall be issued upon conversion of this Note.  In lieu of any fractional shares to which Lender would otherwise be entitled, Maker shall pay cash equal to the product of such fraction multiplied by the average of the closing prices of the Common Stock on the Pink Sheets for the five consecutive trading days immediately preceding the date of the conversion.

Maker will cause the shares of Common Stock issuable upon conversion of this Note to be registered under the Securities Act of 1933, as amended (the “Securities Act”), by the Maturity Date, subject to the provision by Lender to Maker of any required information to effect such registration.

This Note and the underlying shares of Common Stock (collectively, the “Securities”) are being issued under Section 4(2) of the Securities Act.  Lender, by its acceptance of this Note, hereby represents and warrants that it is an accredited investor, as defined under the Securities Act; that it is acquiring the Securities for its own account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Securities or any part thereof; that it will not transfer the Securities in violation of the securities laws of the United States; that it is familiar with the business operations, management and financial condition and affairs of the Maker; and that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

All computations of interest payable as provided in this Note shall be made on the basis of the actual number of days elapsed divided by 360.

The remedies of Lender, as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. No act or omission of Lender, including, specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy, or recourse as to a subsequent event.

LENDER, BY ITS ACCEPTANCE HEREOF, AND MAKER IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM, DISPUTE OR PROCEEDING BASED UPON, OR RELATED TO THE SUBJECT MATTER OF THIS NOTE.

If any provision of this Note is unenforceable, invalid or contrary to law, or its inclusion herein would affect the validity, legality or enforcement of this Note, such provision shall be limited to the extent necessary to render the same valid or shall be excised from this Note, as the circumstances require, and this Note shall be construed as if said provision had been incorporated herein as so limited or as if said provision had not been included herein, as the case may be.

THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICTS OF LAWS PROVISIONS. MAKER CONSENTS TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE COUNTY OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK COUNTY SO THAT LENDER MAY SUE MAKER IN NEW YORK COUNTY TO ENFORCE THIS NOTE. MAKER AGREES NOT TO CLAIM THAT NEW YORK IS AN INCONVENIENT PLACE FOR TRIAL. MAKER HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE FOR MAKER.

This Note, and the terms and provisions hereof, shall be binding upon Maker and its successors, administrators, and assigns, and shall inure to the benefit of any permitted holder hereof. No provisions of this Note may be amended, modified, supplemented, changed, discharged or terminated except in a writing signed by Lender and Maker. Lender shall have the right to assign, sell, transfer ownership, discount or otherwise use the value hereof without restrictions at the sole discretion and use of the holder without written consent, upon written notice to the Maker.

Maker hereby waives presentment for payment, notice of demand, notice of nonpayment or dishonor, protest, notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note (other than demand for payment), and except as otherwise provided herein, hereby waives all notices or right of approval of, and irrevocably consents to, any extensions, renewals, waivers, modifications or forbearances which may be allowed to any party obligated under this Note.

The undersigned will pay to the holder of this Note upon demand all legal and other costs and expenses of every kind, including reasonable attorney's fees and disbursements, relating to the collection and/or enforcement of this Note or of any rights hereunder.

[Signature page follows]

IN WITNESS WHEREOF the said Passport Brands, Inc. has caused this Note to be duly executed the day and year first above written.

Passport Brands, Inc.

By:	/s/ Robert Stec
Robert Stec, President